SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 5, 2007


                             MB Software Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Texas                         0-11808                59-2219994
----------------------------         ----------------          -------------
(State or other jurisdiction         (Commission File          (IRS Employer
        incorporation)                     Number)           Identification No.)



      2225 E. Randol Mill Road Suite 305, Arlington, Texas        76011
      --------------------------------------------------------------------
            (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code            817-633-9400
                                                   -----------------------------


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Item 4.  Change in Registrant's Certifying Account

(a)(1)   Dismissal of Independent Accountant

         (i) On January 5, 2007, the Registrant dismissed Clancy and Co., P. L.L.C. as its independent auditors.

         (ii) Clancy and Co. reports on the Registrant's financial statements for the Registrant' two most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles, other than the "going concern" disclaimer contained in therein.

         (iii) The Registrant's Board of Directors participated in and approved the decision to dismiss the Registrant's independent auditors.

         (iv) There have been no disagreements with Clancy and Co. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's most recent fiscal year or in the subsequent interim period through January 5, 2007 (the date of termination) which disagreement(s), if not resolved to Clancy and Co. satisfaction would have caused Clancy and Co. to make reference to the subject matter of the disagreement(s) in connection with its report.

         (v) Clancy and Co. did not advise the Registrant during the Registrant's most recent fiscal year or in the subsequent interim period through January 5, 2007, (the date of termination):

                  (A)      that  the  internal   controls   necessary   for  the
                           Registrant to develop reliable financial statements did not exist;

                  (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

                  (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to


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                           be unwilling to rely on management's  representations
                           or be associated with the Registrant's financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation: or

                  (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or
                           (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

         (v) The Registrant has requested Clancy and Co to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Clancy and Co.'s letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

(b)      Engagement of New Independent Accountant

         As of this filing, Registrant has not engaged a new independent principal accountant to audit the Registrant's financial statements.

Item 9.  Financial Statements and Exhibits

         Exhibit Number    Description

         Exhibit 16 Letter from Clancy and Co. to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-B.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MB Software Corporation
Date:  January __, 2007
                                               /s/Scott A. Haire
                                              -------------------
                                              Scott A. Haire, Chairman of the
                                              Board, Chief Executive Officer
                                              And President (Principal Financial
                                              Officer)















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                                INDEX TO EXHIBITS

Exhibit Number    Description

Exhibit 16 Letter from Clancy and Co. to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-B.















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